Fair Value Measurements	12 Months Ended
Dec. 31, 2025
The Plan
EBP, Investment, Fair Value and NAV [Line Items]
Fair Value Measurements	Fair Value Measurements
The provisions of ASC 820 establish a hierarchy for the inputs used to measure fair value based on the source of the input, which generally range from quoted prices for identical instruments in a principal trading market (Level 1) to estimates determined using related market data (Level 3). Measurements derived indirectly from observable inputs or from quoted prices from markets that are less liquid are considered Level 2. Multiple inputs may be used to measure fair value; however, the level of fair value for each financial asset presented below is based on the lowest level of any significant input.

The following table provides the fair value hierarchy of the Plan’s financial assets:

	Level 1	Level 2	Level 3	Total
December 31, 2025 (1)
Mutual funds	$—	$—	$—	$—
Chevron common stock	—	—	—	—
Total assets at fair value	$—	$—	$—	$—

December 31, 2024
Mutual funds	$948,419,046	$—	$—	$948,419,046
Hess Corporation common stock fund	167,316,698	—	—	167,316,698
Total assets at fair value	$1,115,735,744	$—	$—	$1,115,735,744

(1) Investment fair value is zero as a result of the Plan Merger.
Mutual funds are valued at quoted market prices, which represent the net asset value of shares held by the Plan. Prior to the Merger, Hess Corporation common stock values were based on the closing market price on the NYSE, which was the primary exchange on which the stock was traded.